Accounts Receivable	3 Months Ended
Mar. 31, 2021
Credit Loss, Additional Improvements [Abstract]
ACCOUNTS RECEIVABLE

NOTE 3 — ACCOUNTS RECEIVABLE

Accounts receivable primarily relate to reimbursements to be received from a white label partner, as described in collaborative arrangements below, and uncollected university subscription and disbursement services fees, and are recorded at face amounts less an allowance for doubtful accounts. Management evaluates accounts receivable and establishes the allowance for doubtful accounts based on historical experience, analysis of past due accounts and other current available information. Accounts receivable deemed to be uncollectible are individually identified and are charged-off against the allowance for doubtful accounts. Charge-offs of uncollectible accounts have historically been immaterial and the Company had no allowance for doubtful accounts as of March 31, 2021 and December 31, 2020.